EXHIBIT 99.1
                                                                    ------------

NEWS RELEASE

CONTACT:
Fern Lazar/Laura Yoshida                        Michael Jorgensen
President                                       Executive Vice President
Lazar Partners Ltd.                             Chief Financial Officer
420 Lexington Avenue, Suite 442                 DOBI Medical International, Inc.
New York, NY 10170                              201-760-6464
212-867-1762 Phone                              Fax: 201-760-8860
212-867-0856 Fax                                www.dobimedical.com.
www.lazarpartners.com                           Trading Symbol: DBMI.OB


                       DOBI MEDICAL INTERNATIONAL ACHIEVES
                       PRODUCT SHIPMENTS GUIDANCE FOR 2004

MAHWAH, NJ, JANUARY 20, 2005 - DOBI Medical International, Inc. (OTCBB:DBMI) announced today that it sold 12 ComfortScan(TM) systems in Europe and Asia for 2004. This is in line with previously stated guidance of shipping 10 to 15 ComfortScan systems during 2004.

"We are pleased to have met our 2004 product sales guidance," said Phillip C. Thomas, CEO. "We made tremendous progress during 2004 in expanding our overseas presence and plan to continue to build our network of international distributors during 2005. Our sales guidance for 2005 is 20 to 30 ComfortScan systems into the international marketplace."

ABOUT DOBI MEDICAL INTERNATIONAL, INC.

DOBI Medical is a medical imaging company working to create a new means for the improved diagnosis of cancer through the identification of abnormal vascularization ("angiogenesis") associated with tumors. DOBI Medical International's first application of the technology is the ComfortScan system, a gentle, non-invasive, and non-ionizing, optical imaging system designed to assist physicians in the diagnosis and management of breast cancer. The ComfortScan system is intended to achieve this by providing new, physiology-based imagery of abnormal vascularization in the breast that are not readily available today. The ComfortScan system has its CE Mark and UL for international sales, and DOBI Medical is a certified ISO 9001:2000 and ISO 13485 company. The ComfortScan system is not yet commercially available in the U.S. as it is limited by U.S. law to investigational use until approved by the FDA, which cannot be guaranteed.

CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

Statements contained in this press release may contain information that includes or is based upon certain "forward-looking statements" relating to our business. These forward-looking statements represent management's current judgment and assumptions, and can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are frequently accompanied by the use of such words as "anticipates," "plans," "believes," "expects," "projects," "intends," and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, including without limitation, those relating to our ability to timely and successfully complete our patient clinical trials; our ability to timely and successfully complete and submit our premarket approval application to the FDA; the timely and final approval by the FDA of our ComfortScan system as a adjunct to mammography, which approval in the U.S. cannot be assured; our ability to secure the additional financing adequate to execute our business


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plan; the success of product development and research efforts; our ability to timely meet U.S. and foreign government laws and industry standards; our ability to meet U.S. and foreign medical device quality regulation standards required to maintain our CE Mark, ISO, UL and FDA export certifications; our ability to timely deliver our products into international markets; the acceptance and use of our ComfortScan system by physicians, imaging clinics, and patients; and our ability to obtain third party reimbursement from U.S. and foreign government and private payers.

Any one of these or other risks, uncertainties, other factors, or any inaccurate assumptions may cause actual results to be materially different from those described herein or elsewhere by us. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Certain of these risks, uncertainties, and other factors are described in greater detail in our filings from time to time with the Securities and Exchange Commission, which we strongly urge you to read and consider, including our 2003 Annual Report on Form 10-KSB, our Third Quarter Report 2004 on Form 10-QSB, and our Registration Statement on Form SB-2 declared effective September 27, 2004, all of which may be accessed from our website at www.dobimedical.com. Subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and elsewhere in our reports filed with the Securities and Exchange Commission. We expressly disclaim any intent or obligation to update any forward-looking statements.